SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): August 9, 2002




                         CITIZENS COMMUNICATIONS COMPANY
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

ITEM 9.  Regulation FD Disclosure

On August 9, 2002, in accordance with Order No. 4-460 and pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, sworn statements were filed with the Securities and Exchange Commission by the principal executive officer and the principal financial officer of Citizens Communications Company. Copies of each sworn statement are furnished as Exhibits 99.1 and 99.2 to this report.

On August 8, 2002,  pursuant to 18 U.S.C.  Section 1350, as adopted  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, the Quarterly Report on Form 10-Q filed by Citizens Communications Company for the Quarter ended June 30, 2002 was accompanied by certifications of the Principal Executive Officer and Principal Financial Officer with the Securities and Exchange Commission. Copies of each certification are furnished as Exhibits 99.3 and 99.4 to this report.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CITIZENS COMMUNICATIONS COMPANY
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------------
                             Robert J. Larson
                             Vice President and Chief Accounting Officer

Date:  August 9, 2002

                               INDEX TO EXHIBITS

Exhibit No.             Description
-----------             -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.3 Certification of Principal Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                        Section 906 of the Sarbanes-Oxley Act of 2002.

99.4 Certification of Principal Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to
                        Section 906 of the Sarbanes-Oxley Act of 2002.

                                                        Exhibit 99.1
                                                        ------------


Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Leonard Tow, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Citizens Communications Company, and, except as corrected or supplemented in a subsequent covered report:

          * No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          * No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2)  I  have  reviewed  the  contents  of  this   statement  with  Citizens
          Communications Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          * Annual Report on Form 10-K filed with the Commission on March 12, 2002 of Citizens Communications Company.

          * All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Citizens Communications Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          *    Any amendments to any of the foregoing.


/s/ Leonard Tow                             Subscribed and sworn to
Leonard Tow                                 before me this 7th day of
Chief Executive Officer and                 August, 2002.
Chairman of the Board of Directors
(Principal Executive Officer)

August 7, 2002                             /s/ Lisa M. Lombardo
                                           ------------------------
                                                Notary Public

                                            My Commission Expires:
                                                  10/31/06
                                            -----------------------

                                                        Exhibit 99.2
                                                        ------------

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Jerry Elliott, state and attest that:

     (1) To the best of my knowledge, based upon a review of the covered reports of Citizens Communications Company, and, except as corrected or supplemented in a subsequent covered report:

          * No covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

          * No covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     (2)  I  have  reviewed  the  contents  of  this   statement  with  Citizens
          Communications Company's audit committee.

     (3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

          * Annual Report on Form 10-K filed with the Commission on March 12, 2002 of Citizens Communications Company.

          * All reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Citizens Communications Company filed with the Commission subsequent to the filing of the Form 10-K identified above; and

          *    Any amendments to any of the foregoing.


/s/ Jerry Elliott                               Subscribed and sworn to
Jerry Elliott                                   before me this 7th day of
Chief Financial Officer                         August, 2002.
(Principal Financial Officer)

August 7, 2002                                  /s/  Lisa M. Lombardo
                                                ------------------------
                                                    Notary Public

                                                My Commission Expires:
                                                      10/31/06
                                                ------------------------

                                                        Exhibit 99.3
                                                        ------------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Citizens Communications Company (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leonard Tow, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Leonard Tow
---------------
Leonard Tow
Chief Executive Officer

August 7, 2002


This certifcation is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

                                                        Exhibit 99.4
                                                        ------------



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Citizens Communications Company (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jerry Elliott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




/s/ Jerry Elliott
------------------
Jerry Elliott
Chief Financial Officer

August 7, 2002

This certifcation is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.